POWERSOFT TECHNOLOGIES INC. ANNUAL MEETING
                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934


Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

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Check the appropriate box:
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|X|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           POWERSOFT TECHNOLOGIES INC.
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                (Name of Registrant as Specified in its Charter)

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|_|  No fee required.
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which the transaction applies:
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     (2)  Aggregate number of securities to which transaction applies:
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     (3)  Per unit  price  or other  underlying  value of  transaction  computed pursuant to Exchange Act Rule 0-11:
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|_|  Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:
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


                           POWERSOFT TECHNOLOGIES INC.
                       650 West Georgia Street, Suite 1600
                                 P. O. Box 11586
                         Vancouver, B.C., Canada V6B4N8
                                  604-685-3398

                            PROXY STATEMENT ADDENDUM
                         ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON NOVEMBER 10, 1999

     This proxy statement addendum ("Proxy Statement Addendum") is being furnished in connection with the solicitation of proxies by the Board of Directors of Powersoft Technologies Inc. (the "Company") to be used at the Annual Meeting of Stockholders (the "Meeting") to be held in the Board Room of eVision USA.Com, Inc., 31st Floor, 1700 Lincoln Street, Denver, Colorado 80203 on November 10, 1999, at 10:00 a.m. Mountain Time, and at any adjournment(s) thereof.

     The Proxy Statement dated October 19, 1999 and the Proxy were mailed to the Company's stockholders on or about October 19, 1999. The purpose of this Proxy Statement Addendum is to add information pertaining to the treatment of any fractional shares of common stock of Asia SuperNet Corporation that may result from the Reincorporation described under the Reincorporation Proposal in the Proxy Statement, to correct information pertaining to the effect the Reincorporation will have on the outstanding options, warrants or other rights to purchase the Company's Common Stock, to correct the amount of convertible debt the Company is to issue to SAR Trading Limited ("SAR") if the Subsidiary Sale Proposal is approved, to provide each stockholder with copies of the Merger Agreement that was to be attached to the Proxy Statement as Annex I and to provide complete copies of the Asset Sale Agreement and Amendment to Asset Sale Agreement that were to be attached to the Proxy Statement as Exhibit B. Annex I and Exhibit B are attached hereto. The Articles of Incorporation and Bylaws of Asia SuperNet Corporation that the Proxy Statement indicated were attached as Annexes II and III were not attached and will be provided to a Company stockholder upon written request to: Robert H. Trapp, c/o eVision USA.Com, Inc., 31st Floor, 1700 Lincoln Street, Denver, Colorado 80203.

     In case this Proxy Statement Addendum and its Annex and Exhibit cause any person to amend or revoke the Proxy enclosed with the Proxy Statement, another Proxy is enclosed with this Proxy Statement Addendum for that purpose. The latest dated Proxy will count. However, if you have returned your Proxy and do not desire to change your vote, there is no need to return the enclosed Proxy.

                             CHANGES TO DESCRIPTION
                                       OF
                               PROPOSAL NUMBER TWO
                           (Reincorporation Proposal)

     The description for Proposal Number Two, the Reincorporation Proposal in the Proxy Statement, is hereby amended to add the following information regarding the treatment of less than whole shares of common stock of Asia SuperNet Corporation that may result from the Reincorporation. Any resulting partial shares of common stock will be rounded up to the next whole share. For example, as a result of the Reincorporation, a stockholder owning 100 shares of Company's Common Stock would mathematically receive 3.33 shares of common stock in Asia SuperNet Corporation. Because of the resulting partial share (.33) of common stock, the Stockholder will actually receive 4 shares of common stock due to the rounding up to the next whole share of common stock. In this way, no partial shares of common stock will be outstanding as a result of the Reincorporation.

     Proposal Number Two, the Reincorporation Proposal in the Proxy Statement, is further amended by deleting in its entirety the third full paragraph on page 28 of the Proxy Statement and in lieu thereof, the following new third paragraph is added:

     "Asia SuperNet Corporation will assume and continue the outstanding stock options, warrants and rights to purchase shares of the Common Stock, if any, of the Company and all other employee benefit plans of the Company. Each outstanding and unexercised option, warrant or other right to purchase shares of Common Stock of the Company will be adjusted by the Reincorporation so that an option, warrant or other right to purchase shares of Asia SuperNet Corporation common stock will be subject the same terms and conditions but for an adjusted number of shares and at an adjusted exercise price to reflect the 1 for 30 conversion ratio. It is expected that the common stock of Asia SuperNet Corporation will continue to be listed on the OTC Bulletin Board and that it will trade under a symbol that has not yet been determined. After giving effect to the 1 for 30 conversion ratio, there are no assurances that the common stock of Asia SuperNet Corporation will trade after Reincorporation at a price directly proportional to the price that the Company's Common Stock traded at prior to the Reincorporation. In most cases, the public trading price of a security after a reverse split is less than a price that is proportional to the price before a reverse split."

     Assuming approval, the Reincorporation will be effective on the date (the "Effective Date") the Certificate of Merger and the Articles of Merger are filed with the Secretaries of State for the states of Delaware and Colorado, respectively. On or about the Effective Date, each stockholder will be notified of the effectiveness of the Reincorporation and will be provided instructions for exchanging each stockholder's Company stock certificate(s) for a stock certificate evidencing the common stock of Asia SuperNet Corporation. This notice will also provide each stockholder with other pertinent information with regard to the common stock of Asia SuperNet Corporation, such as the OTC Bulletin Board trading symbol, the CUSIP number and the number of shares of common stock to be issued as a result of the 1 for 30 conversion ratio and the rounding-up to the next whole share, if applicable.

                               CORRECTION IN DEBT
                                     FIGURE
                           RELATING TO PROPOSAL THREE
                           (Subsidiary Sale Proposal)

     The total debt the Company has agreed to issue SAR is $3,472,722 rather than $3,472,222 as stated on page 1 of the Proxy Statement or $3,472,272 as stated in the Proxy.

Please refer to the Proxy Statement in considering these changes.

                                           BY ORDER OF THE BOARD OF DIRECTORS

                                           ROBERT H. TRAPP, SECRETARY

Denver, Colorado
November 1, 1999

                                     ANNEX I

                          AGREEMENT AND PLAN OF MERGER


     THIS AGREEMENT AND PLAN OF MERGER ("Agreement"), dated as of the 1st day of October, 1999, is by and between POWERSOFT TECHNOLOGIES INC., a Delaware corporation located at 650 West Georgia Street - Suite 1600, P. O. Box 11586, Vancouver, B. C., Canada V6B4N8 ("Technologies"), and ASIA SUPERNET CORPORATION, a Colorado corporation located at 650 West Georgia Street - Suite 1600, P. O. Box 11586, Vancouver, B. C., Canada V6B4N8.

                                    RECITALS

     Technologies and Asia desire to merge Technologies with and into Asia, all in accordance with the terms and conditions set forth below.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants, conditions and agreements herein contained, and for other good and valuable consideration, the receipt, adequacy and sufficiency of which hereby are acknowledged, the parties hereto agree as follows:

                                  I. AGREEMENT

     1. The Merger. Subject to the terms and conditions of this Agreement and in accordance with the Delaware General Corporation Law ("Delaware Law") and the Colorado Business Corporation Act ("Colorado Law"), Technologies shall merge with and into Asia (the "Merger") and Asia shall be the "Surviving Corporation." Thereafter the separate existence of Technologies (except as continued by operation of law) shall cease to exist. Hereinafter, Asia shall be referred to either as Asia or as the Surviving Corporation.

     2. Execution and Filing of Articles of Merger. As soon as is practicable after the satisfaction or waiver of the conditions set forth in Article V below, the parties hereto shall duly execute a Certificate of Merger and Articles of Merger in form satisfactory to each respective party and in compliance with
Section 252 of the Delaware Law and Section 7-111-107 of the Colorado Law, in sufficient counterparts to provide copies for filing with the Secretaries of State of the states of Delaware and Colorado and for all parties to the transaction. Upon such filing of fully executed counterparts of the Certificate of Merger and Articles of Merger pursuant to the Delaware Law and the Colorado Law, the Merger of Technologies with and into Asia shall become effective (the "Effective Date").

     3. Surviving Corporation's Articles of Incorporation and Bylaws. Asia's Articles of Incorporation and Bylaws in effect on the Effective Date shall be the articles of incorporation and bylaws of the Surviving Corporation. The initial number of directors of the Surviving Corporation shall be two.

                            II. CONVERSION OF SHARES

     1. Conversion Rate in the Merger. Each share of Technologies $0.01 par value common stock (the "Technologies Common Stock") which is issued but not outstanding or is held as a treasury share on the Effective Date shall be cancelled. Each share of Asia $0.001 par value common stock (the "Asia Common Stock") which is issued and outstanding on the Effective Date shall be cancelled. All shares of Technologies Common Stock which are issued and outstanding on the Effective Date shall be converted automatically into shares of Asia Common Stock, based upon a conversion ratio of one (1) share of Asia Common Stock for each thirty (30) shares of Technologies Common Stock; provided, however, that in the event such conversion ratio results in the issuance of a partial share of Asia Common Stock to any stockholder, the number of shares of Asia Common Stock issued to such stockholder shall be rounded up to the next whole share of Asia Common Stock. After the Effective Date, all rights of holders of Technologies Common Stock shall cease with respect to such shares, except for the right to receive Asia Common Stock as provided herein. Such shares of Technologies Common Stock shall not be transferred on the books of Technologies or be considered to be outstanding for any purpose whatsoever.

     2. Stock Certificates, Warrants and Convertible Debentures.

          a. From and after the Effective Date, each certificate representing shares of Technologies Common Stock will be deemed for all corporate purposes to evidence ownership of shares of Asia Common Stock, based upon a conversion ratio of one (1) share of Asia Common Stock for each thirty (30) shares of Technologies Common Stock; provided, however, that in the event such conversion ratio results in the issuance of a partial share of Asia Common Stock to any stockholder, the number of shares of Asia Common Stock issued to such stockholder shall be rounded up to the next whole share of Asia Common Stock. In addition, from and after the Effective Date, each option, warrant or other right to acquire Technologies Common Stock that was outstanding immediately prior to the Effective Date will be deemed for all corporate purposes to evidence ownership of an outstanding option, warrant or right to acquire shares of Asia Common Stock, on the same terms and conditions as in effect immediately prior to the Effective Date, except that the exercise price and the number of shares of Asia common stock underlying each option, warrant or other right will be adjusted to reflect the 1 for 30 conversion ratio. In the event such conversion ratio results in the issuance of a partial share of Asia Common Stock to any such holder upon exercise of such options, warrants or rights, the number of shares of Asia Common Stock issued to such holder upon exercise shall be rounded up to the next whole share of Asia Common Stock.

          b. Certificates representing Technologies Common Stock will be replaced after the Effective Date only when submitted to the transfer agent with a request that they be so replaced or when they are presented for transfer.

          c. If any holder of an outstanding certificate or certificates representing Technologies Common Stock shall deliver to the Surviving Corporation such affidavits, indemnity agreements or surety bonds as Asia shall reasonably require in conformity with its customary procedure with respect to lost stock certificates, the Surviving Corporation shall treat such delivery as surrender of any lost or misplaced or destroyed certificate or certificates representing Technologies Common Stock.

     3. Books and Records. The assets and liabilities of Technologies shall be taken up on the books of the Surviving Corporation at the amount at which they shall at that time be carried on the books of Technologies, subject to such adjustments, if any, as may be necessary to conform to the Surviving Corporation's accounting procedures.

     4. Rights of Surviving Corporation. All of the rights, privileges, immunities, powers and purposes of Technologies, all property, whether real, personal and mixed, of Technologies, and all debts due to Technologies on whichever account shall be vested in the Surviving Corporation, and all property rights, privileges, immunities, powers and purposes and all and every other interest shall be thereafter as effectually the property of the Surviving
Corporation as they were of Technologies, and all debts, liabilities, obligations and duties of Technologies shall thenceforth attach to the Surviving Corporation and may be enforced against it to the same extent as if said debts, liabilities, obligations and duties had been incurred or contracted by it.

     5. Further Assurances. The parties shall each take all such reasonable and lawful action as may be necessary or appropriate in order to effectuate the Merger as promptly as possible.

                III. TECHNOLOGIES' REPRESENTATIONS AND WARRANTIES

     As an inducement to Asia to enter into this Agreement and to consummate the transactions contemplated herein, and with knowledge that Asia will rely thereon, Technologies represents and warrants to Asia as follows:

     1. Organization, Authority and Good Standing. Technologies is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Technologies has full corporate power and authority to make, execute and perform this Agreement and the transactions contemplated hereby. This Agreement is a valid and binding obligation of Technologies enforceable in accordance with its terms.

     2. Capitalization. The authorized capital stock of Technologies on the Effective Date will consist of 30,000,000 shares of Technologies Common Stock and 25,000,000 shares of Technologies $0.01 par value Preferred Stock. As of the date hereof, 15,560,262 shares of Technologies Common Stock and no shares of Technologies Preferred Stock are validly issued, fully paid and nonassessable.

     3. Litigation. No litigation or proceeding is pending or threatened relating to Technologies, which if adversely determined, would have an adverse effect on or interfere in any way with the transactions contemplated under this Agreement.

     4. No Further Representations and Warranties. Technologies makes no further representations or warranties with respect to this Agreement or otherwise.

                    IV. ASIA'S REPRESENTATIONS AND WARRANTIES

     As an inducement to Technologies to enter into this Agreement and to consummate the transactions contemplated herein, and with knowledge that Technologies will rely thereon, Asia represents and warrants to Technologies as follows:

     1. Organization, Authority and Good Standing. Asia is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado. Asia has full corporate power and authority to make, execute and perform this Agreement and the transactions contemplated hereby. This Agreement is a valid and binding obligation of Asia enforceable in accordance with its terms.

     2. Capitalization. The authorized capital stock of Asia on the Effective Date will consist of 900,000,000 shares of Asia Common Stock and 300,000,000 shares of Asia $0.001 par value preferred stock ("Asia Preferred Stock"). As of the date hereof, 1,000 shares of Asia Common Stock are validly issued, fully paid and nonassessable and no shares of Asia Preferred Stock are issued.

     3. Litigation. No litigation or proceeding is pending or threatened relating to Asia which if adversely determined, would have an adverse effect on or interfere in any way with the transactions contemplated under this Agreement.

     4. No Further Representations and Warranties. Asia makes no further representations or warranties with respect to this Agreement or otherwise.

                                  V. CONDITIONS

     1. Conditions to Obligations of Each Party to Effect the Merger. The respective obligations of each party to effect the Merger shall be subject to the fulfillment or waiver at or prior to the Effective Date of the following conditions:

          a. Shareholder Approval. The Merger pursuant to the terms of this Agreement shall have been approved and adopted by the requisite vote of the shareholders of Technologies in accordance with Section 252 of the Delaware Law and by the requisite vote of the shareholders of Asia in accordance with Section 7-111-103 of the Colorado Law.

          b. Representations and Warranties. The representations and warranties of Technologies and Asia contained herein shall be true and accurate as of the Effective Date.

          c. Form of Documents. All actions to be taken by the parties in connection with the consummation of the transactions contemplated hereby and all documents required to effect the transactions contemplated hereby shall be satisfactory in form and substance to the other party.

                                VI. MISCELLANEOUS

     1. Expenses. Technologies shall pay all costs and expenses incurred or to be incurred in preparing this Agreement and the related documents and carrying out the transactions contemplated by this Agreement.

     2. Brokers' Fees. Each party hereto represents and warrants that it has not utilized the services of, and that it does not and will not have any liability to, any broker or finder in connection with this Agreement or the transactions contemplated hereby.

     3. Binding Effect. This Agreement shall be binding upon the successors and assigns of the respective parties hereto.

     4. Headings. The subject headings of the articles, sections, paragraphs and subparagraphs of this Agreement are included for purposes of convenience only and shall not affect the construction or interpretation of any of its provisions.

     5. Waivers. Any party to this Agreement may waive any right, breach or default which it has the right to waive; provided that such waiver will not be effective against the waiving party unless it is in writing and specifically refers to this Agreement. No waiver will be deemed to be a waiver of any other matter, whenever occurring and whether identical, similar or dissimilar to the matter waived.

     6. Entire Agreement. This Agreement, including the other documents referred to herein which form a part hereof, embodies the entire agreement and understanding of the parties hereto in respect to the subject matter contained herein. There are no restrictions, promises, warranties, covenants or undertakings, other than those expressly set forth or referred to herein. This Agreement supersedes all prior agreements and understandings among the parties with respect to such subject matter.

     7. Governing Law. This Agreement shall be construed in accordance with, and governed by, the laws of the State of Colorado.

     IN WITNESS WHEREOF, the parties to this Agreement have duly executed it effective as of the day and year first above written.

                                         POWERSOFT TECHNOLOGIES INC.,
                                         a Delaware corporation



                                         By: /s/ Fai H. Chan
                                         -------------------
                                         Fai H. Chan, President


                                         ASIA SUPERNET CORPORATION,
                                         a Colorado corporation



                                         By: /s/ Fai H. Chan
                                         -------------------
                                         Fai H. Chan, President

                                    EXHIBIT B

                         AGREEMENT--SAR TRADING LIMITED


        THIS AGREEMENT MADE as of the 18th day of January, 1999 BETWEEN:

        POWERSOFT TECHNOLOGIES, INC.
        1088-650 West Georgia Street
        P.O. Box 11586
        Vancouver, B.C.
        Canada V6B 4N8

        (hereinafter called the "Vendor")

        AND

        SAR TRADING LIMITED.
        10th Floor, Lippo Protective Tower
        231-235 Gloucester Road
        Wanchai, Hong Kong

        (hereinafter called the "Purchaser")

                                    WHEREAS:

A.   The Vendor is beneficial owner of:

     a total 100% of common shares (hereafter called the "VHKP Shares") in the capital stock of Vancouver Hong Kong Properties Limited;

     a total 100% common shares (hereafter called the "HFCA Shares") in the capital stock of Heng Fai China & Asia Industries Limited;

     a total 100% common shares (hereafter called the "HFCI Shares") in the capital stock of Heng Fai China Industries Limited;

     a total 100% common shares (hereafter called the "HFCIA Shares") in the capital stock of Heng Fai China Industries Acquisition Limited;

     a total 100% common shares (hereafter called the "HFM Shares") in the capital stock of Heng Fai Management Inc.;

     a total 100% common shares (hereafter called the "WCC Shares") in the capital stock of Worldwide Container Company Limited;

     a total 100% common shares (hereafter called the "GHK Shares") in the capital stock of Greatly Hong Kong Limited;

B. The Vendor is desirous of selling and the Purchaser Is desirous of purchasing the 100% of VHKP, HFCA, HFCI, HFCIA, HFM, WCC & GHK Shares on the terms and conditions hereinafter set out.

     NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the premises and the mutual conversant and agreement hereafter contained, the parties hereto agree as follows:

     1. The Vendor shall and do hereby sell 100% of the VHKP, HFCA, HFCI, HFCIA, HFM, WCC & GHK Shares to the Purchaser. For the consideration of the purchaser assuming US$4.838 million liability from the Vendor subsidiaries namely VHKP, HFCA, HFCI, HFCIA, HFM, WCC & GHK.

     The Vendor hereby agree to issue a two notes payable to the Purchaser for Total US$4.838 million.

     (a) Note I - US$1 million to be converted into share at $0,05 per share immediately.

     (b) Note II - US$3.838 million - The Note will be non-interest, bearing and the Note can be convertible into the Vendor Share at 15 days trading average price at the option of the Vendor by giving 7 trading days notice in writing to the purchaser. The Note can be converted at a minimum of $250,000 each conversion.

     2. The Vendor undertakes to the purchaser at the time of closing the liability will not exceed US$4.838 million.

     3. The Vendor covenants, represents and warrants that they hold the VHKP, HFCA, HFCI, HFCIA, HFM, WCC & GHK Shares free and clear of any liens, charges or encumbrances, have full power and authority to transfer the VHKP, HFCA, HFCIA, HFM, WCC & GHK Shares to the Purchaser.

     4. Upon the execution for this Agreement the Vendor will deliver in the Purchaser's name the VHKP, HFCA, HFCIA, HFM, WCC & GHK Shares to the Purchaser and the Vendor will properly register the Purchaser's name in the shareholder's register.

     5. The vendor agrees to deliver the VHKP, HFCA, HFCI, HFM, WCC & GHK Shares in the name of the Purchaser upon the effected payment by the "Note".

     6. Each party shall bear its own legal and other costs, fees, and disbursements arising out of or incidental to the negotiation, the preparation and completion of this Agreement, and the stamp and transfer duty payable in respect of the sale and purchase of the Shares Sale shall be borne by the Purchaser.

     7. This Agreement shall enure to the benefit of and be binding upon the parties hereto, and their respective heirs, administrators, successors and assigns.

     8. This agreement is governed by and shall be construed in accordance with the laws of Hong Kong, and the parties hereto hereby submit to the jurisdiction of the Courts of Hong Kong in connection herewith but this Agreement may be enforced in any court of competent jurisdiction.

     9. This agreement is also subject to all necessary regulatory compliance in the U.S.A. Governing a reporting company.

     IN WITNESS WHEREOF the Parties hereto have executed this Agreement as of the day and year first above written.

SIGNED, SEALED AND DELIVERED BY
POWERSOFT TECHNOLOGIES, INC.
In the presence of:

/s/ Lauri Craft
-------------------------------------
Name

1700 Lincoln St. #3200                     /s/ Robert H. Trapp
-------------------------------------      -------------------------------------
Address                                    POWERSOFT TECHNOLOGIES, INC.

Denver, CO  80203
-------------------------------------


SIGNED, SEALED AND DELIVERED BY
SAR TRADING LIMITED
In the presence of:

Ng Hin Chau /s/ Ng Hin Chau
-------------------------------------
Name

10th Floor, Lippo Protective              /s/ Fai H. Chan
-------------------------------------     -------------------------------------
Address                                   SAR TRADING LIMITED

Tower 231-235 Gloucester Road
Wanchai, Hong Kong
-------------------------------------



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


                        AMENDMENT TO ASSET SALE AGREEMENT


     This first amendment to the January 18, 1999 Asset Sale Agreement between Powersoft Technologies, Inc., Vendor, and SAR Trading Limited, Purchaser, is made and entered into this 18th day of June, 1999 by and between:

     POWERSOFT TECHNOLOGIES, INC.
     1088-650 West Georgia Street
     PO Box 11586
     Vancouver, B.C.
     Canada  V6B 4N8

     (hereinafter "Vendor")

     AND

     SAR TRADING LIMITED
     Tropic Isle Building
     P.O. Box 438
     Road Town, Tortola
     British Virgin Islands

     (hereinafter "Purchaser")

                                    RECITALS

A. The original January 18, 1999 agreement (Original Agreement) is attached hereto as Exhibit A and is incorporated herein by reference.

B.   Vendor and Purchaser desire to amend the Original Agreement.

NOW THEREFORE, the parties hereto agree as follows:

     1. The Vendor shall, and does hereby, sell 100% of its VHKP, HFCA, HFCI, HFCIA, HFM, WCC and GHK shares to the Purchaser. In consideration of the Purchaser's assumption of liabilities totaling U.S. $3,472,722.00 from the Vendor subsidiaries, namely VHKP, HFCA, HFCI, HFCIA, HFM, WCC and GHK, the Vendor hereby agrees to issue two notes payable to the Purchaser for a total of U.S. $3,472,722.00.

     a. Note I shall be for U.S.$1,000,000.00, to be converted into shares at $0.05 (five cents) per share immediately upon receipt.

     b. Note II shall be for U.S. $2,472,722.00. This amount represents $3,838,000.00 payable by Vendor to Purchaser, (as agreed upon in the original Asset Sale Agreement dated January 18, 1999), less $1,365,278.00, which has since become payable by Purchaser to Vendor as the result of an assignment agreement attached hereto as Exhibit B.

     c. Note II shall be non-interest bearing and can be convertible into the Vendor share at fifteen trading days average price at the option of the Vendor by giving seven trading days notice in writing to the Purchaser. The Note can be converted at a minimum of $250,000.00 per conversion.

     2. The Vendor warrants to the Purchaser that, at the time of closing, the liability will not exceed U.S.$3,472,722.00.

IN WITNESS WHEREOF the Parties hereto execute this amendment, which shall be effective as of the 18th day of June, 1999.


POWERSOFT TECHNOLOGIES, INC.


/s/Robert H. Trapp
------------------
Robert H. Trapp, Director
POWERSOFT TECHNOLOGIES, INC.


SAR TRADING LIMITED


/s/Fai H. Chan
--------------
Fai H. Chan, Director
SAR TRADING LIMITED

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


                                      PROXY

                           POWERSOFT TECHNOLOGIES INC.
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD NOVEMBER 10, 1999


     The undersigned hereby constitutes and appoints Fai H. Chan and Robert H. Trapp, and each of them, the true and lawful attorneys and proxies of the undersigned with full power of substitution and appointment, for and in the name, place and stead of the undersigned, to act for and to vote all of the undersigned's shares of $0.01 par value common stock ("Common Stock") of
Powersoft Technologies Inc. (the "Company") at the Annual Meeting of Stockholders (the "Meeting") to be held in the Board Room of eVision USA.Com, Inc., One Norwest Center, 1700 Lincoln Street, 31st Floor, Denver, Colorado 80203, on November 10, 1999, at 10:00 a.m. Mountain Time, and at all adjournment(s) thereof for the following purposes:

     (1)  Election of Directors;

          [  ] FOR THE DIRECTOR               [  ]  WITHHOLD AUTHORITY TO VOTE
               NOMINEES LISTED BELOW                FOR ALL NOMINEES LISTED
               (EXCEPT AS MARKED TO
               THE CONTRARY BELOW)

     INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.

               Fai H. Chan
               Robert H. Trapp

     (2) reincorporate the Company by changing the state of incorporation from Delaware to Colorado by the adoption of a Plan and Agreement of Merger pursuant to which the Company will effectuate a 30 to 1 reverse split of its common stock and will be merged with and into Asia SuperNet Corporation, a Colorado corporation, which is a wholly owned subsidiary of the Company formed specifically for the purpose of the reincorporation and which shall be the surviving corporation;

               [ ]   FOR
               [ ]   AGAINST
               [ ]   ABSTAIN

     (3) approve an agreement between the Company and SAR Trading Limited ("SAR"), a company wholly owned by Fai H. Chan, an officer, director and majority stockholder of the Company, whereby the Company agreed to sell and SAR agreed to purchase all of the operating subsidiaries of the Company in consideration for which the Company agreed to issue SAR $3,472,722 of convertible debt net of related party accounts receivable of $1,365,278; and

                  [ ]   FOR
                  [ ]   AGAINST
                  [ ]   ABSTAIN

     (4) transact such other business as may lawfully come before the Meeting or any adjournment(s) thereof.

                  [ ]   FOR
                  [ ]   AGAINST
                  [ ]   ABSTAIN


     The undersigned hereby revokes any proxies as to said shares heretofore given by the undersigned and ratifies and confirms all that said attorneys and proxies lawfully may do by virtue hereof.

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THEN THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING FOR THE ELECTION OF THE DIRECTORS AND FOR THE OTHER ITEMS LISTED ABOVE.

     It is understood that this proxy confers discretionary authority in respect to matters not known or determined at the time of the mailing of the Notice of Annual Meeting of Stockholders to the undersigned. The proxies and attorneys intend to vote the shares represented by this proxy on such matters, if any, as determined by the Board of Directors.

     The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement and Annual Report to Stockholders furnished therewith.

                                        Dated and Signed:


                                        ___________________________________,1999

                                        ________________________________________

                                        ________________________________________

                                        Signature(s)   should   agree  with  the
                                        name(s)  stenciled  hereon.   Executors,
                                        administrators,  trustee,  guardians and
                                        attorneys   should  so   indicate   when
                                        signing. Attorneys should submit powers of attorney


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